Exhibit 10.1
Execution Version
AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT
This AMENDMENT NO. 2 AND WAIVER (this “Amendment”) dated as of January 13, 2021 to the Credit Agreement dated as of June 26, 2019 (as amendment by the Amendment No. 1 dated as of March 20, 2020 and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the Amendment No. 2 Effective Date (as defined below), the “Credit Agreement”), among R1 RCM Inc., a Delaware corporation (the “Borrower”), the other Credit Parties party thereto, and Bank of America, N.A. (in its individual capacity, “Bank of America”), as Agent for the Lenders party thereto (the “Agent”), is entered into and among the Borrower, the other Credit Parties, the Agent, and the financial institutions party hereto as Lenders.
WHEREAS, on October 30, 2020, the Borrower delivered a Notice of Reinvestment to the Agent (the “Reinvestment Notice”), stating that the Disposition of its emergency medical services business, including EMS Revenue Cycle Management and Electronic Patient Care Reporting, pursuant to that certain Stock Purchase Agreement, dated as of July 19, 2020 between, among others Scombrid Holdings L.P., a Delaware limited partnership, as purchaser, the Borrower, as parent, and Intermedix Corporation, a Delaware Corporation, as seller (the “EMS Sale”), gave rise to proceeds in the amount of $135,000,000 (the “EMS Sale Proceeds”) and that the Borrower intended to reinvest the Net Cash Proceeds of the EMS Sale, in accordance with the terms of Section 1.8(c) of the Credit Agreement.
WHEREAS, notwithstanding the Reinvestment Notice, the Borrower has requested that the Agent and Required Lenders waive the application of Section 1.8(c) of the Credit Agreement to the extent it requires a reinvestment of the EMS Sale Proceeds or a prepayment of the Loans with the EMS Sale Proceeds pursuant to Section 1.8(c) of the Credit Agreement;
WHEREAS, the Credit Parties party hereto desire to, and subject to the terms and conditions contained herein, the Credit Parties, the Required Lenders and the Agent have agreed to, amend the Credit Agreement to make certain changes, including to certain covenants contained in Article 5;
WHEREAS, pursuant to and in accordance with Section 9.1(a) of the Credit Agreement, the Lenders and the other parties hereto have agreed to amend and waive the Credit Agreement as set forth herein;
WHEREAS, this Amendment will become effective on the Amendment No. 2 Effective Date on the terms and subject to the conditions set forth herein.
Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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Article I.
DEFINITIONS

Section 1.01    Definitions. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”).
Article II.
LIMITED WAIVER TO THE CREDIT AGREEMENT

Section 2.01    Waiver to Credit Agreement. Effective on the Amendment No. 2 Effective Date, the Agent and each of the Lenders hereto hereby waives the Borrower’s obligation pursuant to Section 1.8(c) of the Credit Agreement to (a) deliver the EMS Sale Proceeds to the Agent for distribution to the Lenders as prepayment of the Loans and (b) reinvest such proceeds to the extent such prepayment or reinvestment is required thereby.
Section 2.02    Limitations of Waiver.
(a)    The Borrower agrees that the waiver set forth in Section 2.01 shall be limited to the precise meaning of the words as written therein and shall not be deemed (i) to be a consent to any waiver or modification of any other term, provision or condition of the Credit Agreement, (ii) to constitute a waiver of any Default or Event of Default or any future breach of the Credit Agreement or any of the other Loan Documents or (iii) to prejudice any right or remedy that any Lender may now have or may in the future have under or in connection with the Credit Agreement.
(b)    Except as expressly set forth herein, the waiver described in Section 2.01 shall not modify, alter, affect, release or prejudice in any way any of the Borrower’s or its Subsidiaries’ obligations under the Credit Agreement, as amended, modified, supplemented or amended and restated from time to time. This Amendment shall not constitute or operate as a waiver of any other terms or provisions of, or rights or remedies of, any Lender under the Credit Agreement and shall not be construed as establishing a course of conduct on the part of any Lender on which the Borrower or its Subsidiaries may rely now or at any time in the future. The Borrower and its Subsidiaries expressly waive any right to assert any claim to such effect at any time.
Article III.
AMENDMENTS TO THE CREDIT AGREEMENT

Section 3.01    Amendments to Credit Agreement. Each of the parties hereto agrees that, effective on the Amendment No. 2 Effective Date, the Credit Agreement is hereby amended as follows:
(a)    Section 11.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

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““Amendment No. 2” shall mean that certain Amendment No. 2 to the Credit Agreement, dated as of January 13, 2021, among the Borrower, the other Credit Parties party thereto, the financial institutions party thereto as Lenders, and the Agent.”
““Amendment No. 2 Effective Date” means the date on which all the conditions precedent to effectiveness, listed in Section 5.01 of Amendment No. 2 to the Credit Agreement, shall have been satisfied or waived in accordance therewith.”
“A/TB Transaction” means the conversion or exchange of preferred equity interests in the Borrower held by TCP-ASC ACHI Series LLLP (including preferred equity interests received upon the acceleration of the issuance of future payment-in-kind preferred equity interests) to common equity interests in the Borrower.
(b)    Clause (b)(iv) of the defined term “Available Amount” in Section 11.1 of the Credit Agreement is hereby amended by replacing “.” with “; plus” at the end of such clause (b)(iv);
(c)    The defined term “Available Amount” in Section 11.1 of the Credit Agreement is hereby amended by inserting clause (b)(v) at the end thereof as set forth below;
“(v)    any Restricted Payment made pursuant to Section 5.6(o) after the Amendment No. 2 Effective Date through and including the Available Amount Reference Date.”
(d)    Section 1.8(e) of the Credit Agreement is hereby amended by replacing the reference therein to “December 31, 2020” with “December 31, 2021”.
(e)    Section 5.6(m) of the Credit Agreement is hereby amended by replacing “and” with “;” at the end thereof;
(f)    Section 5.6(n) of the Credit Agreement is hereby amended by replacing “.” with “; and” at the end thereof;
(g)    Section 5.6 of the Credit Agreement is hereby amended by inserting clause (o) as set forth below:
“(o)    the Borrower may make additional cash Restricted Payments in an amount not to exceed $105,000,000 in connection with the A/TB Transaction; provided that at the time of such Restricted Payment, (i) no Event of Default shall have occurred and be continuing or would result immediately therefrom and (ii) the Available Amount shall decrease by the amount of such Restricted Payment in accordance with the definition thereof.”

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Article IV.
REPRESENTATIONS AND WARRANTIES

Section 4.01    The Credit Parties, jointly and severally, represent and warrant to Agent and each of the Lenders, that the following are true, correct and complete on the Amendment No. 2 Effective Date:
(a)    Representations and Warranties. The representations and warranties of each of the Credit Parties set forth in the Credit Agreement are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the Amendment No. 2 Effective Date (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).
(b)    Binding Effect. This Amendment has been, and each other Loan Document executed in connection with this Amendment, when delivered, will have been, duly executed and delivered by each Credit Party that is party thereto. This Amendment and the Amended Credit Agreement constitute, and each other Loan Document executed in connection with this Amendment when so delivered will constitute, a legal, valid and binding obligation of such Credit Party, enforceable against each Credit Party that is party thereto in accordance with its terms, subject (as to enforceability) to the effect of applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, and the effect of general principles of equity, whether applied by a court of law or equity.
Article V.
CONDITIONS

Section 5.01    Conditions to effectiveness. The effectiveness of this Amendment is subject to the satisfaction or waiver of the following conditions (the date that each of the conditions are satisfied or waived, the “Amendment No. 2 Effective Date”):
(a)    Deliverables for Agent. Agent’s receipt of the following, each of which shall be originals, .pdf or facsimile copies or delivered by other electronic method (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Credit Party, each in form and substance reasonably satisfactory to Agent and its legal counsel:
i.    executed counterparts of this Amendment from each Credit Party party hereto;
ii.    customary certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Credit Party evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment; and

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iii.    customary good standing certificates (or equivalent) for each Credit Party from the Secretary of State (or equivalent) of the state of organization of such Credit Party.
(b)    Fees and Expenses. All fees and expenses due to the Agent on the Amendment No. 2 Effective Date shall have been paid, and all expenses to be paid or reimbursed to the Agent that have been invoiced at least three (3) business days prior to the Amendment No. 2 Effective Date shall have been paid, including out-of-pocket expenses (including the legal fees and expenses of Latham & Watkins LLP, counsel to the Agent) as required by Section 9.5 of the Amended Credit Agreement.
Section 5.02    Effects of this Amendment.
(a)    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent under the existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the existing Credit Agreement or any other provision of the existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall not constitute a novation of the Credit Agreement as in effect immediately prior to giving effect hereto or any of the Loan Documents. Except as expressly set forth herein, nothing herein shall be deemed to be a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)    From and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall in each case be deemed a reference to the Amended Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

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Article VI.
REAFFIRMATION

Section 6.01    Reaffirmation. By signing this Amendment, each Credit Party hereby confirms that notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, the obligations of such Credit Parties under the Amended Credit Agreement and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Amended Credit Agreement, the Security Agreement, the other Collateral Documents and the other Loan Documents, (ii) constitute “Guarantee Obligations” and “Obligations” for purposes of the Amended Credit Agreement, the Security Agreement, the other Collateral Documents and all other Loan Documents, (iii) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under the Credit Agreement as amended hereby with respect to all of the Guarantee Obligations and (iv) each Loan Document to which such Credit Party is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and shall remain in full force and effect according to its terms (in the case of the Credit Agreement, as amended hereby). Each Credit Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.
Article VII.
MISCELLANEOUS

Section 7.01    Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Amendment is a Loan Document.
Section 7.02    Miscellaneous Provisions. The provisions of Sections 9.18 (Governing Law and Jurisdiction), 9.19 (Waiver of Jury Trial) and 9.26 (Acknowledgment and Consent to Bail-In of EEA Financial Institutions) of the Amended Credit Agreement are hereby incorporated by reference and apply mutatis mutandis hereto.

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Section 7.03    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 7.04    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Agent.
Section 7.05    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
R1 RCM INC.

By:    /s/ Rachel Wilson
Name: Rachel Wilson
Title: Chief Financial Officer

CGATE HEALTH, INC.
CLEARSIGHT INTERMEDIATE HOLDINGS,
INC.
INTERMEDIX CORPORATION
INTERMEDIX HOLDINGS INC.
INTERMEDIX MIDCO INC.,
INTERMEDIX STAFFING, INC.
MEDICAL CONSULTANTS, INC.
PROJECT LINKS PARENT, INC.,
ROVER16, INC.
SCHEDULING.COM, INC.
INTERMEDIX ARM, LLC
INTERMEDIX OFFICE BASED, LLC
PRACTICE SUPPORT RESOURCES, LLC

By:    /s/ Rachel Wilson
Name: Rachel Wilson
Title: Chief Financial Officer

[Signature page to Amendment No. 2 to Credit Agreement]
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BANK OF AMERICA, N.A.,

as Agent

By:    /s/ Mary Lawrence
Name: Mary Lawrence
Title: Assistant Vice President

[Signature page to Amendment No. 2 to Credit Agreement]

BANK OF AMERICA, N.A.,

as a Lender

By:    /s/ Heath B Lipson
Name: Heath B Lipson
Title: Senior Vice President

[Signature page to Amendment No. 2 to Credit Agreement]

Wells Fargo Bank, National Association,

as a Lender

By:    /s/ Brandon Moss
Name: Brandon Moss
Title: Assistant Vice President

[Signature page to Amendment No. 2 to Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION,

as a Lender

By:    /s/ Karen M. Dahlquist
Name: Karen M. Dahlquist
Title: Duly Authorized Signatory

[Signature page to Amendment No. 2 to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,

as a Lender

By:    /s/ Tanille Ingle
Name: TANILLE INGLE
Title: ASSISTANT VICE PRESIDENT

[Signature page to Amendment No. 2 to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By:    /s/ Geoffrey Billingsley
Name: Geoffrey Billingsley
Title: Vice President

[Signature page to Amendment No. 2 to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,

as a Lender

By:    /s/ Erik Barragan
Name: Erik Barragan
Title: Authorized Officer

[Signature page to Amendment No. 2 to Credit Agreement]

PNC Bank, National Association,

as a Lender

By:    /s/ Lisa S. Berger
Name: Lisa S. Berger
Title: SVP

[Signature page to Amendment No. 2 to Credit Agreement]